UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07811

Exact name of registrant as specified in charter:	Prudential Jennison Mid-Cap Growth Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2016

Date of reporting period:	8/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Prudential Jennison Mid-Cap Growth Fund, Inc.

ANNUAL REPORT	AUGUST 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Long-term capital appreciation

Highlights

PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC.

•	Despite disappointing performance, a number of positions generated very strong gains. (For a complete list of holdings, refer to the Portfolio of Investments section of this report).

•

Shares of Burlington Stores rose, as investors seemed to increasingly appreciate what Jennison views as a positive growth story. In Jennison’s view, the company will benefit from upgrading its product assortment, improving store experience, and working to bridge the productivity and profit margin gap relative to its larger peers.

•

On the negative side, Shares of Endo International, a global specialty pharmaceutical company, fell on the announcement that it was reducing earnings expectations. Jennison eliminated the position as the company’s performance did not play out as expected.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Mid-Cap Growth Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended August 31, 2016.

During the period, equity and fixed income markets achieved positive returns in the US, after a highly volatile and dramatic second quarter. Brexit—the term used to represent Britain’s decision to leave the European Union—triggered a sharp sell-off in global stocks. Initial losses were steep, but positive investor sentiment prevailed as US equities rebounded quickly. European stocks were negatively impacted, while Asian stocks were generally less affected. In the wake of Brexit, US Treasuries experienced a price rally, sending interest rate yields to all-time lows.

While uncertainty lingers over the health of the global economy, the US economy grew, but at a very slow pace. Labor markets turned up sharply in June, after disappointing numbers in May. The Federal Reserve kept rates unchanged at its July meeting but had a hawkish tone, citing strength in consumer spending and a tightening labor market.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Mid-Cap Growth Fund, Inc.

October 14, 2016

Prudential Jennison Mid-Cap Growth Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.14	64.00	118.74	—
Class B	–0.53	58.38	103.90	—
Class C	–0.57	58.37	103.88	—
Class Q	0.58	67.82	N/A	65.33 (1/18/11)
Class R	–0.03	62.40	114.37	—
Class Z	0.43	66.47	125.22	—
Russell Midcap Growth Index	7.00	87.78	131.56	—
Russell Midcap Index	9.91	94.97	125.89	—
Lipper Mid-Cap Growth Funds Average	3.14	74.12	110.10	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–0.08	11.10	7.38	—
Class B	0.30	11.45	7.23	—
Class C	4.04	11.57	7.23	—
Class Q	6.24	12.88	N/A	9.32 (1/18/11)
Class R	5.56	12.13	7.76	—
Class Z	6.07	12.69	8.30	—
Russell Midcap Growth Index	11.24	15.85	8.51	—
Russell Midcap Index	14.25	16.67	8.32	—
Lipper Mid-Cap Growth Funds Average	8.11	13.98	7.43	—

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Average Annual Total Returns (With Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–5.37	9.16	7.53	—
Class B	–5.01	9.49	7.38	—
Class C	–1.46	9.63	7.38	—
Class Q	0.58	10.91	N/A	9.36 (1/18/11)
Class R	–0.03	10.18	7.92	—
Class Z	0.43	10.73	8.46	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.14	10.40	8.14	—
Class B	–0.53	9.63	7.38	—
Class C	–0.57	9.63	7.38	—
Class Q	0.58	10.91	N/A	9.36 (1/18/11)
Class R	–0.03	10.18	7.92	—
Class Z	0.43	10.73	8.46	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell Midcap Growth Index by portraying the initial account values at

Prudential Jennison Mid-Cap Growth Fund, Inc.	5

Your Fund’s Performance (continued)

the beginning of the 10-year period for Class A shares (August 31, 2006) and the account values at the end of the current fiscal year (August 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None	.75% (.50% currently)	None

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*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell Midcap Growth Index—The Russell Midcap Growth Index is an unmanaged, market-value-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The cumulative total return for the Russell Midcap Growth Index measured from the month-end closest to the inception date through 8/31/16 is 80.95% for Class Q shares. The average annual total return for the Russell Midcap Growth Index measured from the month-end closest to the inception date through 9/30/16 is 11.02% for Class Q shares.

Russell Midcap Index—The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The cumulative total return for the Russell Midcap Index measured from the month-end closest to the inception date through 8/31/16 is 85.19% for Class Q shares. The average annual total return for the Russell Midcap Index measured from the month-end closest to the inception date through 9/30/16 is 11.53% for Class Q shares.

Lipper Mid-Cap Growth Funds Average—The Lipper Mid-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mid-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date through 8/31/16 is 65.63% for Class Q shares. The average annual total return for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 is 9.22% for Class Q shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Prudential Jennison Mid-Cap Growth Fund, Inc.	7

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 8/31/16 (%)
SBA Communications Corp. (Class A Stock), Diversified Telecommunication Services	3.0
Dollar Tree, Inc., Multiline Retail	2.7
Electronic Arts, Inc., Software	2.3
Amphenol Corp. (Class A Stock), Electronic Equipment, Instruments & Components	2.2
Red Hat, Inc., Software	2.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/16 (%)
Specialty Retail	8.8
Software	8.8
Health Care Providers & Services	8.0
IT Services	4.8
Real Estate Investment Trusts (REITs)	4.4

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Mid-Cap Growth Fund, Inc.’s Class A shares rose 0.14% in the 12 months ended August 31, 2016. In the same period, the Russell Midcap® Growth Index (the Index) advanced 7.00%, the Russell Midcap Index advanced 9.91%, and the Lipper Mid-Cap Growth Funds Average climbed 3.14%.

What was the market environment?

•

Investor risk aversion in this volatile global market environment largely deflected focus from company fundamentals over the period. Low-volatility/high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth companies facing headwinds.

•

Numerous factors contributed to market volatility including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on the industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; and Brexit, the United Kingdom’s vote to leave the European Union.

What worked?

•	Despite disappointing performance, a number of positions generated very strong gains.

•

Ulta Salon, Cosmetics, and Fragrance is proving to be a category killer and continues to post impressive results. Jennison believes that the company is at a marketing and brand awareness inflection point. The company should continue to capitalize on its differentiated business model, which is stable and growing, while offering a unique in-store experience offered nowhere else by providing prestige, product selection, hair, and salon services all in one space.

•

Shares of Burlington Stores rose, as investors seemed to increasingly appreciate what Jennison views as a positive growth story. In Jennison’s view, the company will benefit from upgrading its product assortment, improving store experience, and working to bridge the productivity and profit margin gap relative to its larger peers.

•

Align Technology, a global medical device company, delivered consistently strong results in the period and Jennison believes the growth outlook for this company remains very favorable. Jennison also likes the strength of its highly differentiated product offerings in an industry with high barriers to entry. Its innovation pipeline is also compelling.

•

Vantiv, a credit card processing company, also benefitted from better-than-expected results in most metrics. Jennison continues to believe that both the e-commerce and merchant bank channels have long runways for growth and that Vantiv’s scale and efficient technology platform should support superior profitability.

Prudential Jennison Mid-Cap Growth Fund, Inc.	9

Strategy and Performance Overview (continued)

•	Copart performed well during the period. Copart provides online auctions and vehicle remarketing services. Jennison likes the company’s recurring revenue business model and potentially good earnings.

What didn’t work?

Since the beginning of January 2016, the 10-year US Treasury has dropped 30% from 2.24% to 1.57%. As interest rates continue to remain low, investors have turned to higher-yielding stocks to generate income, resulting in those stocks substantially outperforming so far in 2016. Relative to the Index, the Fund’s underweight stance to these stocks had a negative effect on performance.

There were also some individual stock disappointments.

•	In health care:

•

Shares of Endo International, a global specialty pharmaceutical company, fell on the announcement that it was reducing earnings expectations. Jennison eliminated the position as the company’s performance did not play out as expected.

•

Envision Healthcare’s earnings were slightly above consensus, but free cash flow and same-contract performance were key negatives. In June 2016, Envision announced a merger with Amsurg, which Jennison thinks makes strategic sense and should offer a value proposition while leaving the organization with a solid balance sheet for potential long-term growth.

•	In industrials:

•

Stericycle, which provides medical and pharmaceutical waste management services, suffered from manufacturing and industrial weakness. Recent results have been unusually inconsistent. While Jennison likes the company’s core US medical waste business and believes that some of its struggling areas (Shred-it and Enviro Solutions) will recover and are attractive over the longer term, Jennison is evaluating whether some headwinds to company performance could reduce expectations for organic growth, which means fundamental growth without acquisitions.

•	Other notable detractors were:

•

LinkedIn is a leading global online professional network that provides what we consider unique access to a scale database of active and passive job candidates. The company’s guidance for the first quarter and full-year 2016 was lower than anticipated and the position was eliminated as Jennison believes fundamental growth is decelerating.

•

Signet Jewelers was hurt by negative sentiment surrounding consumer credit trends. Jennison’s view is that Signet’s business is not directly comparable to other consumer credit peers as its special in-house credit program has a nine-month average

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pay-down. Jennison’s long-term expectation for better growth remains intact due to Signet’s market share, combined improvements from the acquisition of the jewelry chain Zales, and gains from capital allocation.

The percentage figures shown in the tables identify each security’s positive or negative contribution to the Fund’s return:

Top Contributors (%)		Top Detractors (%)
Ulta Salon, Cosmetics & Fragrance Inc.	0.79	Endo International PLC	–1.65
Burlington Stores Inc.	0.72	Stericycle Inc.	–0.91
Align Technology Inc.	0.68	LinkedIn Corp.	–0.85
Vantiv Inc.	0.65	Signet Jewelers Ltd.	–0.78
Copart Inc.	0.62	Envision Healthcare Holdings Inc.	–0.74

Current outlook

•	Overall global uncertainty should keep market volatility high for the remainder of 2016.

•

Short-term market volatility in response to macroeconomic news is becoming common and is amplified as currency exchange and interest rates become part of the mix. Understanding and assessing the longer term implications of these events, and investing rationally for the long term in light of their full effect, is challenging, especially when many investors are focused on generating returns over very short timeframes. Jennison believes that a research-intensive approach, focused on growth and valuation, will best serve investors over the long-term.

•

Valuations are still in a range consistent with long-term averages and despite this uncertain economic environment, estimated earnings growth for the companies in the Fund have the potential to be in the double digits for 2016 and well above estimates.

•

US economic data continues to be mostly positive. Low unemployment, higher wages, stability and modest improvement in housing, and lower gasoline prices should support domestic economic growth. Of course, uncertainty surrounding global growth remains prominent; however, Jennison’s investment philosophy continues to center on identifying strong business franchises that possess favorable long-term growth prospects and trade at reasonable valuations. Jennison sees numerous trends driving above-average growth across a broad range of companies in virtually every major industry.

Prudential Jennison Mid-Cap Growth Fund, Inc.	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2016, at the beginning of the period, and held through the six-month period ended August 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Mid-Cap Growth Fund, Inc.		Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Annualized Expense Ratio	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,109.80	1.05%	$5.57
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33
Class B	Actual	$1,000.00	$1,105.90	1.75%	$9.26
	Hypothetical	$1,000.00	$1,016.34	1.75%	$8.87
Class C	Actual	$1,000.00	$1,105.90	1.75%	$9.26
	Hypothetical	$1,000.00	$1,016.34	1.75%	$8.87
Class Q	Actual	$1,000.00	$1,112.30	0.58%	$3.08
	Hypothetical	$1,000.00	$1,022.22	0.58%	$2.95
Class R	Actual	$1,000.00	$1,109.00	1.25%	$6.63
	Hypothetical	$1,000.00	$1,018.85	1.25%	$6.34
Class Z	Actual	$1,000.00	$1,111.50	0.75%	$3.98
	Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2016, and divided by 366 days in the Fund’s fiscal year ended August 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Mid-Cap Growth Fund, Inc.	13

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended August 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.06	1.06
B	1.76	1.76
C	1.76	1.76
Q	0.58	0.58
R	1.51	1.26
Z	0.76	0.76

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of August 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.0%

COMMON STOCKS

Airlines 1.1%
Spirit Airlines, Inc.*	2,112,801	$84,490,912

Auto Components 1.3%
Delphi Automotive PLC (United Kingdom)	1,445,581	102,144,753

Banks 1.3%
First Republic Bank(a)	1,323,143	101,829,085

Beverages 0.6%
Monster Beverage Corp.*(a)	302,311	46,522,640

Biotechnology 1.4%
BioMarin Pharmaceutical, Inc.*	943,703	88,604,274
Vertex Pharmaceuticals, Inc.*	235,929	22,297,650

		110,901,924

Building Products 0.7%
Allegion PLC(a)	794,576	56,589,703

Capital Markets 3.4%
Affiliated Managers Group, Inc.*(a)	827,161	117,498,220
Intercontinental Exchange, Inc.	265,811	74,964,018
TD Ameritrade Holding Corp.	2,125,205	69,844,863

		262,307,101

Chemicals 3.1%
Axalta Coating Systems Ltd.*	3,654,515	104,592,219
FMC Corp.	1,914,780	89,879,773
WR Grace & Co.	624,564	48,797,186

		243,269,178

Commercial Services & Supplies 3.2%
Copart, Inc.*(a)	2,478,512	126,453,682
Stericycle, Inc.*	1,375,611	118,275,034

		244,728,716

Communications Equipment 1.2%
Palo Alto Networks, Inc.*(a)	680,741	90,654,279

Construction & Engineering 1.1%
Quanta Services, Inc.*	3,354,613	86,314,192

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	15

Portfolio of Investments (continued)

as of August 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Construction Materials 0.3%
Vulcan Materials Co.	196,433	$22,367,826

Consumer Finance 1.6%
SLM Corp.*	16,839,835	124,867,376

Containers & Packaging 0.8%
Sealed Air Corp.	1,232,871	58,105,210

Diversified Telecommunication Services 3.0%
SBA Communications Corp. (Class A Stock)*	2,049,925	233,998,939

Electrical Equipment 1.5%
AMETEK, Inc.	2,309,041	112,565,749

Electronic Equipment, Instruments & Components 2.9%
Amphenol Corp. (Class A Stock)	2,776,137	172,981,096
CDW Corp.	1,116,986	49,873,425

		222,854,521

Food & Staples Retailing 1.1%
Sprouts Farmers Market, Inc.*(a)	3,840,537	86,527,299

Food Products 3.6%
Hain Celestial Group, Inc. (The)*(a)	3,052,397	112,175,590
J.M. Smucker Co. (The)	551,852	78,247,095
Mead Johnson Nutrition Co.(a)	1,030,885	87,697,387

		278,120,072

Health Care Equipment & Supplies 3.0%
Align Technology, Inc.*(a)	1,228,937	114,168,247
Cooper Cos., Inc. (The)	270,167	50,229,449
DexCom, Inc.*(a)	766,664	69,835,424

		234,233,120

Health Care Providers & Services 8.0%
Centene Corp.*	2,305,566	157,447,102
Envision Healthcare Holdings, Inc.*	3,228,958	69,293,438
Henry Schein, Inc.*	978,429	160,256,886
Laboratory Corp. of America Holdings*	829,833	113,629,033
Universal Health Services, Inc. (Class B Stock)	989,630	119,280,104

		619,906,563

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 4.1%
Aramark	2,352,005	$89,211,550
Hilton Worldwide Holdings, Inc.	5,431,668	129,653,915
Marriott International, Inc. (Class A Stock)(a)	324,818	23,169,268
Norwegian Cruise Line Holdings Ltd.*(a)	2,136,665	76,684,907

		318,719,640

Household Products 1.1%
Church & Dwight Co., Inc.	882,322	87,720,453

Independent Power & Renewable Electricity Producers 0.6%
Atlantica Yield PLC (Spain)	2,484,585	46,983,502

Industrial Conglomerates 2.7%
Carlisle Cos., Inc.	583,236	61,158,127
Roper Technologies, Inc.	820,030	145,596,326

		206,754,453

IT Services 4.8%
Fidelity National Information Services, Inc.	706,548	56,050,453
FleetCor Technologies, Inc.*	541,406	88,898,865
Global Payments, Inc.	943,317	71,644,926
Vantiv, Inc. (Class A Stock)*	2,805,193	150,751,072

		367,345,316

Life Sciences Tools & Services 1.3%
Illumina, Inc.*(a)	103,934	17,496,250
Quintiles Transnational Holdings, Inc.*	1,052,788	81,380,512

		98,876,762

Media 1.7%
AMC Networks, Inc. (Class A Stock)*	1,364,821	74,164,373
Scripps Networks Interactive, Inc. (Class A Stock)	919,559	58,272,454

		132,436,827

Multiline Retail 3.8%
Dollar General Corp.	1,123,070	82,444,569
Dollar Tree, Inc.*	2,553,532	211,177,096

		293,621,665

Oil, Gas & Consumable Fuels 1.6%
Concho Resources, Inc.*	397,402	51,344,338
Noble Energy, Inc.	2,050,033	70,685,138

		122,029,476

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	17

Portfolio of Investments (continued)

as of August 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals 1.2%
Jazz Pharmaceuticals PLC*	120,950	$14,977,239
Zoetis, Inc.	1,544,365	78,917,051

		93,894,290

Professional Services 1.8%
IHS Markit Ltd.*	3,668,944	136,924,990

Real Estate Investment Trusts (REITs) 4.4%
Crown Castle International Corp.	828,682	78,534,193
Equinix, Inc.	218,146	80,419,523
MFA Financial, Inc.	9,131,335	70,493,906
Starwood Property Trust, Inc.	4,974,125	113,907,463

		343,355,085

Real Estate Management & Development 1.6%
CBRE Group, Inc. (Class A Stock)*	4,112,867	122,933,595

Road & Rail 0.7%
JB Hunt Transport Services, Inc.	677,489	53,785,852

Semiconductors & Semiconductor Equipment 3.3%
Analog Devices, Inc.	2,057,033	128,687,985
NXP Semiconductors NV (Netherlands)*	1,423,466	125,293,477

		253,981,462

Software 8.8%
Check Point Software Technologies Ltd. (Israel)*(a)	1,020,501	78,313,247
Electronic Arts, Inc.*	2,214,373	179,873,519
Intuit, Inc.	512,433	57,110,658
Red Hat, Inc.*	2,264,920	165,293,861
ServiceNow, Inc.*(a)	1,400,276	101,758,057
Splunk, Inc.*(a)	1,674,920	97,547,341

		679,896,683

Specialty Retail 8.8%
AutoZone, Inc.*	102,571	76,087,168
Burlington Stores, Inc.*	1,579,876	128,317,529
L Brands, Inc.	508,438	38,748,060
O’Reilly Automotive, Inc.*	288,982	80,900,511
Ross Stores, Inc.	1,826,212	113,663,435
Signet Jewelers Ltd.	1,113,182	91,258,660
Ulta Salon Cosmetics & Fragrance, Inc.*	613,519	151,668,032

		680,643,395

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods 0.9%
Kate Spade & Co.*	2,678,962	$49,989,431
Under Armour, Inc. (Class A Stock)*(a)	426,388	16,897,756

		66,887,187

Trading Companies & Distributors 0.6%
WESCO International, Inc.*(a)	768,990	47,800,418

TOTAL LONG-TERM INVESTMENTS (cost $5,859,277,765)		7,577,890,209

SHORT-TERM INVESTMENTS 5.0%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $137,280,005)(Note 3)(b)	137,280,005	137,280,005
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $250,774,285)(Note 3)(b)(c)	250,774,285	250,774,285

TOTAL SHORT-TERM INVESTMENTS (cost $388,054,290)		388,054,290

TOTAL INVESTMENTS 103.0% (cost $6,247,332,055)(Note 5)		7,965,944,499
Liabilities in excess of other assets (3.0)%		(233,507,907)

NET ASSETS 100.0%		$7,732,436,592

The following abbreviation is used in the annual report:

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $245,672,160; cash collateral of $250,774,285 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange ratesand other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	19

Portfolio of Investments (continued)

as of August 31, 2016

The following is a summary of the inputs used as of August 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Airlines	$84,490,912	$—	$—
Auto Components	102,144,753	—	—
Banks	101,829,085	—	—
Beverages	46,522,640	—	—
Biotechnology	110,901,924	—	—
Building Products	56,589,703	—	—
Capital Markets	262,307,101	—	—
Chemicals	243,269,178	—	—
Commercial Services & Supplies	244,728,716	—	—
Communications Equipment	90,654,279	—	—
Construction & Engineering	86,314,192	—	—
Construction Materials	22,367,826	—	—
Consumer Finance	124,867,376	—	—
Containers & Packaging	58,105,210	—	—
Diversified Telecommunication Services	233,998,939	—	—
Electrical Equipment	112,565,749	—	—
Electronic Equipment, Instruments & Components	222,854,521	—	—
Food & Staples Retailing	86,527,299	—	—
Food Products	278,120,072	—	—
Health Care Equipment & Supplies	234,233,120	—	—
Health Care Providers & Services	619,906,563	—	—
Hotels, Restaurants & Leisure	318,719,640	—	—
Household Products	87,720,453	—	—
Independent Power & Renewable Electricity Producers	46,983,502	—	—
Industrial Conglomerates	206,754,453	—	—
IT Services	367,345,316	—	—
Life Sciences Tools & Services	98,876,762	—	—
Media	132,436,827	—	—
Multiline Retail	293,621,665	—	—
Oil, Gas & Consumable Fuels	122,029,476	—	—
Pharmaceuticals	93,894,290	—	—
Professional Services	136,924,990	—	—
Real Estate Investment Trusts (REITs)	343,355,085	—	—
Real Estate Management & Development	122,933,595	—	—
Road & Rail	53,785,852	—	—
Semiconductors & Semiconductor Equipment	253,981,462	—	—
Software	679,896,683	—	—
Specialty Retail	680,643,395	—	—
Textiles, Apparel & Luxury Goods	66,887,187	—	—

See Notes to Financial Statements.

20

	Level 1	Level 2	Level 3
Common Stocks (continued)
Trading Companies & Distributors	$47,800,418	$—	$—
Affiliated Mutual Funds	388,054,290	—	—

Total	$7,965,944,499	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2016 were as follows (unaudited):

Specialty Retail	8.8%
Software	8.8
Health Care Providers & Services	8.0
Affiliated Mutual Funds (including 3.2% of collateral for securities on loan)	5.0
IT Services	4.8
Real Estate Investment Trusts (REITs)	4.4
Hotels, Restaurants & Leisure	4.1
Multiline Retail	3.8
Food Products	3.6
Capital Markets	3.4
Semiconductors & Semiconductor Equipment	3.3
Commercial Services & Supplies	3.2
Chemicals	3.1
Health Care Equipment & Supplies	3.0
Diversified Telecommunication Services	3.0
Electronic Equipment, Instruments & Components	2.9
Industrial Conglomerates	2.7
Professional Services	1.8
Media	1.7
Consumer Finance	1.6
Real Estate Management & Development	1.6
Oil, Gas & Consumable Fuels	1.6
Electrical Equipment	1.5%
Biotechnology	1.4
Auto Components	1.3
Banks	1.3
Life Sciences Tools & Services	1.3
Pharmaceuticals	1.2
Communications Equipment	1.2
Household Products	1.1
Food & Staples Retailing	1.1
Construction & Engineering	1.1
Airlines	1.1
Textiles, Apparel & Luxury Goods	0.9
Containers & Packaging	0.8
Building Products	0.7
Road & Rail	0.7
Trading Companies & Distributors	0.6
Independent Power & Renewable Electricity Producers	0.6
Beverages	0.6
Construction Materials	0.3

103.0
Liabilities in excess of other assets	(3.0)

100.0%

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	21

Statement of Assets & Liabilities

as of August 31, 2016

Assets
Investments at value, including securities on loan of $245,672,160:
Unaffiliated Investments (cost $5,859,277,765)	$7,577,890,209
Affiliated Investments (cost $388,054,290)	388,054,290
Receivable for investments sold	33,176,257
Receivable for Fund shares sold	7,186,667
Dividends receivable	5,054,380
Prepaid expenses	97,825

Total assets	8,011,459,628

Liabilities
Payable to broker for collateral for securities on loan	250,774,285
Payable for Fund shares reacquired	20,668,903
Management fee payable	3,717,408
Accrued expenses	2,524,781
Distribution fee payable	891,747
Affiliated transfer agent fee payable	445,261
Deferred trustees’ fees	651

Total liabilities	279,023,036

Net Assets	$7,732,436,592

Net assets were comprised of:
Common stock, at par	$215,472
Paid-in capital in excess of par	5,695,606,825

5,695,822,297
Undistributed net investment income	1,656,629
Accumulated net realized gain on investment transactions	316,345,222
Net unrealized appreciation on investments	1,718,612,444

Net assets, August 31, 2016	$7,732,436,592

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share ($2,444,209,229 ÷ 70,310,892 shares of common stock issued and outstanding)	$34.76
Maximum sales charge (5.50% of offering price)	2.02

Maximum offering price to public	$36.78

Class B
Net asset value, offering price and redemption price per share
($22,560,258 ÷ 785,921 shares of common stock issued and outstanding)	$28.71

Class C
Net asset value, offering price and redemption price per share
($152,364,934 ÷ 5,306,854 shares of common stock issued and outstanding)	$28.71

Class Q
Net asset value, offering price and redemption price per share
($964,093,202 ÷ 25,966,279 shares of common stock issued and outstanding)	$37.13

Class R
Net asset value, offering price and redemption price per share
($239,719,583 ÷ 7,074,368 shares of common stock issued and outstanding)	$33.89

Class Z
Net asset value, offering price and redemption price per share
($3,909,489,386 ÷ 106,027,415 shares of common stock issued and outstanding)	$36.87

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	23

Statement of Operations

Year Ended August 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$56,243,878
Income from securities lending, net (including affiliated: $1,100,785)	1,218,991
Affiliated dividend income	702,178

Total income	58,165,047

Expenses
Management fee	46,974,731
Distribution fee—Class A	8,521,343
Distribution fee—Class B	264,077
Distribution fee—Class C	1,657,905
Distribution fee—Class R	2,046,590
Transfer agent’s fees and expenses (including affiliated expense of $2,717,000)	13,787,000
Custodian and accounting fees (net of $61,000 fee credit)	745,000
Shareholders’ reports	580,000
Registration fees	202,000
Trustees’ fees	150,000
Insurance expenses	111,000
Legal fees and expenses	80,000
Audit fee	40,000
Commitment fee on syndicated credit agreement	10,000
Miscellaneous	43,235

Total expenses	75,212,881
Less: Distribution fee waiver—Class R	(682,196)

Net expenses	74,530,685

Net investment income (loss)	(16,365,638)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	347,185,570
Net change in unrealized appreciation (depreciation) on investments	(374,744,483)

Net gain (loss) on investment transactions	(27,558,913)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(43,924,551)

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$(16,365,638)	$(13,575,962)
Net realized gain (loss) on investment transactions	347,185,570	1,064,612,273
Net change in unrealized appreciation (depreciation) on investments	(374,744,483)	(742,386,066)

Net increase (decrease) in net assets resulting from operations	(43,924,551)	308,650,245

Distributions from net realized gains (Note 1)
Class A	(266,704,812)	(352,422,548)
Class B	(2,896,920)	(4,403,589)
Class C	(17,959,347)	(24,714,019)
Class Q	(73,047,979)	(68,191,558)
Class R	(25,966,611)	(37,774,081)
Class Z	(369,021,899)	(504,774,484)

	(755,597,568)	(992,280,279)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,422,588,921	2,287,540,779
Net asset value of shares issued in reinvestment of distributions	677,189,574	871,090,411
Cost of shares reacquired	(3,135,429,105)	(3,131,382,466)

Net increase (decrease) in net assets from Fund share transactions	(1,035,650,610)	27,248,724

Total increase (decrease)	(1,835,172,729)	(656,381,310)

Net Assets:
Beginning of year	9,567,609,321	10,223,990,631

End of year(a)	$7,732,436,592	$9,567,609,321

(a) Includes undistributed net investment income of:	$1,656,629	$13,648,666

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	25

Notes to Financial Statements

Prudential Jennison Mid-Cap Growth Fund, Inc. (the “Fund”) is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s investment objective is to achieve long-term capital appreciation.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ closing price, they are classified as Level 1 in the fair value hierarchy.

26

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which can be applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price to the extent that the valuation meets the established confidence level for each security. Such confidence level is a measure of the probability of a relationship between a given equity security and factors used the models. If the confidence level is not met or the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential Jennison Mid-Cap Growth Fund, Inc.	27

Notes to Financial Statements (continued)

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as

28

required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .60% of the Fund’s average daily net assets up to $1 billion and .55% of the average daily net assets in excess of $1 billion. The effective management fee rate was .56% for the year ended August 31, 2016.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Fund’s Class A, Class B, Class C, Class Q, Class R and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, and Class R shares, pursuant to plans of

Prudential Jennison Mid-Cap Growth Fund, Inc.	29

Notes to Financial Statements (continued)

distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through December 31, 2017 to limit such expenses to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Fund that it has received $145,051 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2016 it received $19,968 and $2,872 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period September 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $117,710 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 to July 5, 2016 and totaled $62,569. Additionally, PGIM, Inc., reimbursed the Fund $137,060 related to securities lending income adjustments. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

30

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investments Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended August 31, 2016, were $1,955,582,503 and $3,671,976,443, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment transactions and paid in capital in excess of par. For the year ended August 31, 2016, the adjustments were to increase undistributed net investment income by $4,373,601, decrease accumulated net realized gain on investment transactions by $2,992,264 and decrease paid in capital in excess of par by $1,381,337 due to net operating losses and other book to tax differences. Net investment income (loss), net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended August 31, 2016, the tax character of dividends paid by the Fund was $755,597,568 of long-term capital gains. For the year ended August 31, 2015, the tax character of dividends paid were $123,172,139 of ordinary income and $869,108,140 of long-term capital gains.

As of August 31, 2016, the accumulated undistributed earnings on a tax basis was $344,443,782 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

Prudential Jennison Mid-Cap Growth Fund, Inc.	31

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$6,263,023,949	$2,156,000,023	$(453,079,473)	$1,702,920,550

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other book to tax adjustments.

The Fund utilized approximately $3,121,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended August 31, 2016.

The Fund elected to treat certain late-year ordinary losses of approximately $10,749,000 as having been incurred in the following fiscal year (August 31, 2017).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. On April 8, 2013, the Fund was closed to new investors. Subsequently, on July 15, 2016, the Fund, with the exception of Class B shares, re-opened to all eligible investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

32

Effective September 28, 2016, there are 2 billion shares of $.001 par value common stock authorized divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z, which consists of 800 million, 5 million, 250 million, 400 million, 125 million and 420 million authorized shares, respectively.

As of August 31, 2016, five shareholders of record held 34% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2016:
Shares sold	11,349,267	$392,677,540
Shares issued in reinvestment of dividends and distributions	7,188,765	245,496,309
Shares reacquired	(34,955,849)	(1,189,454,656)

Net increase (decrease) in shares outstanding before conversion	(16,417,817)	(551,280,807)
Shares issued upon conversion from other share class(es)	253,960	8,775,978
Shares reacquired upon conversion into other share class(es)	(781,273)	(26,566,807)

Net increase (decrease) in shares outstanding	(16,945,130)	$(569,071,636)

Year ended August 31, 2015:
Shares sold	17,693,073	$708,432,700
Shares issued in reinvestment of dividends and distributions	8,519,579	322,125,263
Shares reacquired	(27,886,338)	(1,097,646,844)

Net increase (decrease) in shares outstanding before conversion	(1,673,686)	(67,088,881)
Shares issued upon conversion from other share class(es)	205,156	8,243,215
Shares reacquired upon conversion into other share class(es)	(3,112,906)	(129,575,381)

Net increase (decrease) in shares outstanding	(4,581,436)	$(188,421,047)

Class B
Year ended August 31, 2016:
Shares sold	9,658	$278,323
Shares issued in reinvestment of dividends and distributions	96,480	2,734,244
Shares reacquired	(143,067)	(4,068,702)

Net increase (decrease) in shares outstanding before conversion	(36,929)	(1,056,135)
Shares reacquired upon conversion into other share class(es)	(188,412)	(5,446,265)

Net increase (decrease) in shares outstanding	(225,341)	$(6,502,400)

Year ended August 31, 2015:
Shares sold	11,327	$371,275
Shares issued in reinvestment of dividends and distributions	128,602	4,134,558
Shares reacquired	(128,126)	(4,364,611)

Net increase (decrease) in shares outstanding before conversion	11,803	141,222
Shares reacquired upon conversion into other share class(es)	(121,004)	(4,168,694)

Net increase (decrease) in shares outstanding	(109,201)	$(4,027,472)

Prudential Jennison Mid-Cap Growth Fund, Inc.	33

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended August 31, 2016:
Shares sold	279,790	$7,951,015
Shares issued in reinvestment of dividends and distributions	486,047	13,779,429
Shares reacquired	(1,239,400)	(34,883,361)

Net increase (decrease) in shares outstanding before conversion	(473,563)	(13,152,917)
Shares reacquired upon conversion into other share class(es)	(157,808)	(4,460,711)

Net increase (decrease) in shares outstanding	(631,371)	$(17,613,628)

Year ended August 31, 2015:
Shares sold	319,727	$10,596,129
Shares issued in reinvestment of dividends and distributions	580,341	18,657,965
Shares reacquired	(821,104)	(27,911,138)

Net increase (decrease) in shares outstanding before conversion	78,964	1,342,956
Shares reacquired upon conversion into other share class(es)	(211,674)	(7,246,810)

Net increase (decrease) in shares outstanding	(132,710)	$(5,903,854)

Class Q
Year ended August 31, 2016:
Shares sold	6,656,689	$240,437,796
Shares issued in reinvestment of dividends and distributions	1,862,225	67,710,511
Shares reacquired	(5,319,143)	(193,749,244)

Net increase (decrease) in shares outstanding before conversion	3,199,771	114,399,063
Shares issued upon conversion from other share class(es)	217,243	7,765,019

Net increase (decrease) in shares outstanding	3,417,014	$122,164,082

Year ended August 31, 2015:
Shares sold	9,104,462	$384,739,491
Shares issued in reinvestment of dividends and distributions	1,675,371	66,797,018
Shares reacquired	(4,033,172)	(169,595,923)

Net increase (decrease) in shares outstanding before conversion	6,746,661	281,940,586
Shares issued upon conversion from other share class(es)	34,885	1,494,767

Net increase (decrease) in shares outstanding	6,781,546	$283,435,353

Class R
Year ended August 31, 2016:
Shares sold	1,032,390	$34,642,162
Shares issued in reinvestment of dividends and distributions	751,335	25,049,511
Shares reacquired	(3,445,130)	(114,721,074)

Net increase (decrease) in shares outstanding	(1,661,405)	$(55,029,401)

Year ended August 31, 2015:
Shares sold	1,217,531	$47,586,190
Shares issued in reinvestment of dividends and distributions	979,399	36,296,528
Shares reacquired	(2,785,765)	(108,516,903)

Net increase (decrease) in shares outstanding	(588,835)	$(24,634,185)

34

Class Z	Shares	Amount
Year ended August 31, 2016:
Shares sold	20,560,561	$746,602,085
Shares issued in reinvestment of dividends and distributions	8,921,405	322,419,570
Shares reacquired	(44,367,629)	(1,598,552,068)

Net increase (decrease) in shares outstanding before conversion	(14,885,663)	(529,530,413)
Shares issued upon conversion from other share class(es)	849,905	30,589,663
Shares reacquired upon conversion into other share class(es)	(298,506)	(10,656,877)

Net increase (decrease) in shares outstanding	(14,334,264)	$(509,597,627)

Year ended August 31, 2015:
Shares sold	27,210,713	$1,135,814,994
Shares issued in reinvestment of dividends and distributions	10,651,538	423,079,079
Shares reacquired	(41,114,869)	(1,723,347,047)

Net increase (decrease) in shares outstanding before conversion	(3,252,618)	(164,452,974)
Shares issued upon conversion from other shares class(es)	3,117,111	135,519,303
Shares reacquired upon conversion into other share class(es)	(101,462)	(4,266,400)

Net increase (decrease) in shares outstanding	(236,969)	$(33,200,071)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Fund had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 6, 2016 and will continue to provide a commitment of $900 million through October 5, 2017. Effective October 6, 2016, the Funds pay an annualized commitment fee of .15% of the unused portion of the SCA.

The Fund did not utilize the SCA during the year ended August 31, 2016.

Note 8. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial

Prudential Jennison Mid-Cap Growth Fund, Inc.	35

Notes to Financial Statements (continued)

instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

36

Financial Highlights

Class A Shares
	Year Ended August 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$37.93	$40.94	$35.49	$31.58	$27.44
Income (loss) from investment operations:
Net investment income (loss)	(.13)	(.12)	(.04)	.02	(.01)
Net realized and unrealized gain (loss) on investments	.13	1.36	6.49	4.85	4.32
Total from investment operations	- (d)	1.24	6.45	4.87	4.31
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.04)	(.02)
Distributions from net realized gains	(3.17)	(4.25)	(1.00)	(.92)	(.15)
Total dividends and distributions	(3.17)	(4.25)	(1.00)	(.96)	(.17)
Net asset value, end of year	$34.76	$37.93	$40.94	$35.49	$31.58
Total Return(b):	.14%	3.07%	18.42%	15.89%	15.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,444,209	$3,309,898	$3,760,224	$3,515,357	$2,317,443
Average net assets (000)	$2,840,531	$3,508,750	$3,759,607	$3,145,220	$1,948,077
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.06%	1.05%	1.05%	1.07%	1.06%
Expenses before waivers and/or expense reimbursement	1.06%	1.05%	1.05%	1.07%	1.06%
Net investment income (loss)	(.37)%	(.29)%	(.09)%	.07%	(.05)%
Portfolio turnover rate	24%	45%	42%	39%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	37

Financial Highlights (continued)

Class B Shares
	Year Ended August 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$32.09	$35.51	$31.11	$27.96	$24.46
Income (loss) from investment operations:
Net investment income (loss)	(.31)	(.34)	(.27)	(.17)	(.20)
Net realized and unrealized gain (loss) on investments	.10	1.17	5.67	4.24	3.85
Total from investment operations	(.21)	.83	5.40	4.07	3.65
Less Distributions:
Distributions from net realized gains	(3.17)	(4.25)	(1.00)	(.92)	(.15)
Net asset value, end of year	$28.71	$32.09	$35.51	$31.11	$27.96
Total Return(b):	(.53)%	2.32%	17.62%	15.05%	15.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22,560	$32,455	$39,784	$40,676	$38,236
Average net assets (000)	$26,408	$36,900	$41,158	$39,816	$37,196
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.76%	1.75%	1.76%	1.76%	1.76%
Expenses before waivers and/or expense reimbursement	1.76%	1.75%	1.76%	1.76%	1.76%
Net investment income (loss)	(1.07)%	(.99)%	(.80)%	(.60)%	(.75)%
Portfolio turnover rate	24%	45%	42%	39%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended August 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$32.10	$35.51	$31.12	$27.96	$24.46
Income (loss) from investment operations:
Net investment income (loss)	(.31)	(.34)	(.27)	(.19)	(.20)
Net realized and unrealized gain (loss) on investments	.09	1.18	5.66	4.27	3.85
Total from investment operations	(.22)	.84	5.39	4.08	3.65
Less Distributions:
Distributions from net realized gains	(3.17)	(4.25)	(1.00)	(.92)	(.15)
Net asset value, end of year	$28.71	$32.10	$35.51	$31.12	$27.96
Total Return(b):	(.57)%	2.35%	17.59%	15.08%	15.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$152,365	$190,609	$215,599	$212,315	$157,257
Average net assets (000)	$165,788	$209,566	$220,173	$190,455	$135,864
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.76%	1.75%	1.76%	1.76%	1.76%
Expenses before waivers and/or expense reimbursement	1.76%	1.75%	1.76%	1.76%	1.76%
Net investment income (loss)	(1.07)%	(1.00)%	(.80)%	(.63)%	(.75)%
Portfolio turnover rate	24%	45%	42%	39%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	39

Financial Highlights (continued)

Class Q Shares
	Year Ended August 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$40.13	$42.89	$36.95	$32.83	$28.51
Income (loss) from investment operations:
Net investment income (loss)	.04	.06	.15	.18	.13
Net realized and unrealized gain (loss) on investments	.13	1.43	6.79	5.03	4.49
Total from investment operations	.17	1.49	6.94	5.21	4.62
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.17)	(.15)
Distributions from net realized gains	(3.17)	(4.25)	(1.00)	(.92)	(.15)
Total dividends and distributions	(3.17)	(4.25)	(1.00)	(1.09)	(.30)
Net asset value, end of year	$37.13	$40.13	$42.89	$36.95	$32.83
Total Return(b):	.58%	3.55%	19.03%	16.39%	16.35%

Ratios/Supplemental Data:
Net assets, end of year (000)	$964,093	$904,800	$676,208	$479,117	$301,497
Average net assets (000)	$914,522	$794,215	$569,472	$436,722	$220,693
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.58%	.58%	.58%	.59%	.60%
Expenses before waivers and/or expense reimbursement	.58%	.58%	.58%	.59%	.60%
Net investment income (loss)	.10%	.15%	.38%	.52%	.42%
Portfolio turnover rate	24%	45%	42%	39%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

40

Class R Shares
	Year Ended August 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$37.13	$40.23	$34.96	$31.15	$27.10
Income (loss) from investment operations:
Net investment income (loss)	(.19)	(.19)	(.12)	(.04)	(.07)
Net realized and unrealized gain (loss) on investments	.12	1.34	6.39	4.77	4.27
Total from investment operations	(.07)	1.15	6.27	4.73	4.20
Less Distributions:
Distributions from net realized gains	(3.17)	(4.25)	(1.00)	(.92)	(.15)
Net asset value, end of year	$33.89	$37.13	$40.23	$34.96	$31.15
Total Return(b):	(.05)%	2.89%	18.18%	15.64%	15.57%

Ratios/Supplemental Data:
Net assets, end of year (000)	$239,720	$324,329	$375,174	$369,743	$283,158
Average net assets (000)	$272,878	$361,697	$383,032	$332,920	$221,144
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.26%	1.25%	1.26%	1.26%	1.26%
Expenses before waivers and/or expense reimbursement	1.51%	1.50%	1.51%	1.51%	1.51%
Net investment income (loss)	(.57)%	(.50)%	(.30)%	(.12)%	(.25)%
Portfolio turnover rate	24%	45%	42%	39%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	41

Financial Highlights (continued)

Class Z Shares
	Year Ended August 31,
	2016	2015		2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$39.93	$42.76		$36.92	$32.80	$28.48
Income (loss) from investment operations:
Net investment income (loss)	(.03)	-	(d)	0.08	.12	.08
Net realized and unrealized gain (loss) on investments	.14	1.42		6.76	5.04	4.49
Total from investment operations	.11	1.42		6.84	5.16	4.57
Less Dividends and Distributions:
Dividends from net investment income	-	-		-	(.12)	(.10)
Distributions from net realized gains	(3.17)	(4.25)		(1.00)	(.92)	(.15)
Total dividends and distributions	(3.17)	(4.25)		(1.00)	(1.04)	(.25)
Net asset value, end of year	$36.87	$39.93		$42.76	$36.92	$32.80
Total Return(b):	.43%	3.38%		18.77%	16.23%	16.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,909,489	$4,805,518		$5,157,002	$4,365,726	$2,585,535
Average net assets (000)	$4,229,836	$5,173,326		$4,850,885	$3,637,810	$1,717,792
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.76%	.75%		.77%	.77%	.76%
Expenses before waivers and/or expense reimbursement	.76%	.75%		.77%	.77%	.76%
Net investment income (loss)	(.07)%	-%	(e)	.19%	.35%	.25%
Portfolio turnover rate	24%	45%		42%	39%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Less than $.005 per share.
(e)	Less than .005%

See Notes to Financial Statements.

42

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Mid-Cap Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Mid-Cap Growth Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2016

Prudential Jennison Mid-Cap Growth Fund, Inc.	43

Tax Information (unaudited)

We are advising you that during the year ended August 31, 2016, the Fund reports the maximum amount allowed per share, but not less than $3.17 for Class A, B, C, Q, R, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2016.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Mid-Cap Growth Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1996; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Mid-Cap Growth Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison Mid-Cap Growth Fund, Inc.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Mid-Cap Growth Fund, Inc. (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

Prudential Jennison Mid-Cap Growth Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Mid-Cap Growth Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mid-Cap Growth Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Broadridge for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

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Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, although it underperformed its benchmark index over the other periods.
•

The Board also noted that while bottom quartile performance in 2013 impacted long-term results, performance has otherwise been competitive on a calendar year basis versus both benchmark and peers, outperforming the former in 2011 and 2012 and the latter in 2011, 2012, and 2014.

•

The Board considered that the Fund’s performance against its benchmark index had improved during the first quarter of 2016, and that the Fund ranked in the 2nd quartile of its Peer Universe during that same period.

•

The Board further noted that for the period between August 2005 (when the Fund added a new portfolio manager) and March 2016, the Fund outperformed its benchmark index and has ranked in the 21st percentile of its Peer Universe with a lower risk profile.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Mid-Cap Growth Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investments, Attn: Board of Directors,
655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC.

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PEEAX	PEEBX	PEGCX	PJGQX	JDERX	PEGZX
CUSIP	74441C105	74441C204	74441C303	74441C881	74441C600	74441C808

MF173E    0297822-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2016 and August 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $39,548 and $22,440, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(c) Tax Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(d) All Other Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2016 and August 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Mid-Cap Growth Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	October 20, 2016